Exhibit 10.8

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (“Amendment”) is made as of October 31, 2002 between MOFFETT PARK DRIVE LLC, a California limited liability company (“Lessor”), and ARIBA, INC., a Delaware corporation (“Lessee”).

THE PARTIES ENTER INTO THIS AMENDMENT based upon the following facts, understandings and intentions:

A. Lessor and Lessee are now parties to that certain Technology Corners Triple Net Multiple Building Lease dated March 15, 2000, as amended by a letter agreement dated September 11, 2000 and by a First Amendment to Lease dated January 12, 2001 (as amended, the “Lease”), whereby Lessor leases to Lessee, and Lessee leases from Lessor, certain premises (the “Premises”) located at 1111 Lockheed Martin Way in Sunnyvale, California, including four (4) free standing, four-story office and research and development buildings and one (1) amenity building.

B. Lessee and NetScreen Technologies, Inc., a Delaware corporation (“Netscreen”) have now entered into that certain Sublease dated as of October 18, 2002 (the “Netscreen Sublease”) pursuant to which Lessee sublets to Netscreen, and Netscreen sublets from Lessee, a portion of the Premises comprised of most of Building Three of the Project, consisting of approximately one hundred seventy-two thousand nine hundred seventeen (172,917) rentable square feet of space and an approximately four thousand seven hundred and seven (4,707) square foot portion of the first floor of Building Four of the Project, subject to certain rights of Netscreen to expand its subleased portion of Building Four as more particularly described in the Netscreen Sublease. Lessor, Lessee and Netscreen have each executed a Consent to Sublease (“Consent to Sublease”) and Recognition Agreement (“Recognition Agreement”) of even date herewith with respect to the Netscreen Sublease.

C. Pursuant to Section 11.01 of the Lease, Lessor’s written consent to the Netscreen Sublease is required. Lessee is required to reimburse Lessor for all of Lessor’s reasonable costs and expenses (including attorneys’ fees, architect fees and engineering fees) involved in reviewing any request for consent to a subletting of the Premises.

D. Lessor is willing to consent to the Netscreen Sublease, but only if the Lease is amended as more particularly described below.

E. The parties hereto desire to modify the Lease as hereinafter provided. Capitalized terms used herein shall have the same meaning given them in the Lease.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

1. Additional Security Deposit. Within ten(10) business days after the date on which this Amendment is executed by Lessor and Lessee, Lessee shall deposit with Lessor a security deposit (the “Additional Security Deposit”) equal to Six Hundred Thousand Dollars ($600,000) in the form of an unconditional, irrevocable stand-by letter of credit, with Lessor and, if requested by Lessor, Lessor’s lender, as beneficiaries thereunder. Such letter of credit shall be in the form, and shall be held by Lessor in the manner, set forth with respect to the “Security Deposit” described in Section 4.06 of the Lease, except that the last sentence of such Section 4.06 shall not apply to the Additional Security Deposit. At Lessor’s request, any future lender to Lessor shall be named as a co-beneficiary under both the Additional Security Deposit and the Security Deposit originally delivered to Lessor pursuant to Section 4.06 of the Lease, together with any renewals, supplements, amendments or substitutions thereof, provided that Lessee’s obligation to name any future lender as a co-beneficiary under such letters of credit may be conditioned upon such lender executing a tri-party agreement in substantially the form attached hereto as Exhibit A, subject to any reasonable additional terms or conditions to such tri-party agreement as are required by such lender. Lessee’s failure to execute and deliver to Lessor any such tri-party agreement within ten (10) days of request therefor shall be an event of default under Section 12.01(c) of the Lease. The Additional Security Deposit shall be held by Lessor as security for the faithful performance by Lessee of all of the terms, covenants, and conditions of the Lease applicable to Lessee. Lessor may, in Lessor’s sole discretion, make a draw request against either the Security Deposit described in Section 4.06 of the Lease and/or the Additional Security Deposit to the extent such draws are allowed pursuant to the terms of the Lease. Notwithstanding anything to the contrary herein, upon the expiration or earlier termination of the Netscreen Sublease for any reason other than a “Recognition Event” (as defined therein), provided that Lessee is not then in default under the terms of the Lease, then Lessor shall promptly return any unused portion of the Additional Security Deposit to Lessee, and Lessor shall have no further right to such portion of the Additional Security Deposit.

2. Consent Fees. Within fifteen (15) days of execution of this Amendment, Lessee shall pay to Lessor the amount of Two Hundred Thousand Dollars ($200,000) (the “Consent Fee”), which amount Lessor and Lessee stipulate and agree to be the amount of any and all of Lessor’s costs and expenses (including but not limited to attorneys’ fees, architect fees, engineering fees and fees incurred in the review of the Work Letter attached as Exhibit I to the Netscreen Sublease and related plans) incurred in connection with Lessor’s review of the Netscreen Sublease and related documents (including but not limited to this Amendment), regardless of the amount of Lessor’s actual expenses associated with such review. Notwithstanding anything to the contrary in the Lease, Lessee shall have no current obligation to reimburse Lessor (other than the Consent Fee) for any other out-of-pocket costs or expenses incurred by Lessor in connection with Lessor’s consent to the Netscreen Sublease, provided that nothing herein shall be deemed to release Lessee from the obligation to reimburse Lessor for its reasonable out of pocket costs incurred for future requests for approval of certain actions of Lessee or Netscreen pursuant to the terms of the Lease, Netscreen Sublease or any written consent of Lessor thereto.

3. Security Interest in Certain Furniture.

(a) Grant. Lessee hereby grants to Lessor a security interest in the furniture of Lessee located in Building Two, Building Three and the second floor of Building Four

(collectively, the “Furniture”) in order to secure the performance of Lessee’s obligations under the Lease, the Consent to Sublease and the Recognition Agreement. Lessee has delivered a proposed list of such Furniture, which list is attached hereto as Schedule 1. Such security interest shall remain in effect until the expiration of the Lease. Within fifteen (15) days of the date of this Amendment, representatives of Lessor and Lessee shall jointly inspect Buildings Two, Three and Four to verify the correctness of such list. If the parties’ review of the attached Schedule 1 shall result in changes thereto, Lessor and Lessee shall enter into an amendment to the Lease attaching such new list of the Furniture. Lessor and Lessee agree that if any of the Furniture currently on Schedule 1 located in Building Three is removed pursuant to Section 1.7(e) of the Netscreen Sublease), that such removed furniture shall nonetheless continue to be subject to Lessor’s security interest hereunder and otherwise subject to the terms of this Section 3. After such inspection and execution of any amendment, Lessee shall execute and acknowledge, and deliver to Lessor in recordable form, for filing with the California Secretary of State and the Santa Clara County Recorder, a UCC financing statement or similar documents Lessor may reasonably request in order to perfect its security interest in the Furniture. If Lessee shall fail to perform Lessee’s obligations under the Lease beyond any applicable notice and cure period, then, in addition to any and all rights that Lessor may now or hereafter have at law or in equity, Lessor may exercise all of Lessor’s rights, remedies, powers and privileges of a secured party under the Commercial Code of the State of California.

(b) Lessee’s Representations and Warranties. Lessee represents and warrants to Lessor that it owns all right, title and interest in and to the Furniture, free and clear of any and all liens, pledges, hypothecation, equitable interests, rights of possession, claims, charges, lease obligations, security interests, encumbrances or other rights (other than the rights of Netscreen under the Netscreen Sublease, which rights have been subordinated to the rights of Lessor hereunder pursuant to Section 5(h) of the Recognition Agreement) (collectively, “Adverse Rights”), and that it has the full and unrestricted right and power to allow Lessor a security interest in the Furniture during the Term of the Lease and all extensions thereto.

(c) Lessee’s Covenants. If at any time during the Lease Term (or any extension thereof) it is discovered that any Adverse Rights exist, Lessee shall remove the same promptly at Lessee’s sole expense. Lessee shall not pledge, encumber, create a security interest in, or permit any lien to become effective on any Furniture throughout the Term of the Lease. Lessee shall promptly notify Lessor of any liens, charges or other encumbrances with respect to the Furniture of which Lessee has knowledge. Lessor shall have the right to place and maintain on the exterior or interior of each item of Furniture an inscription identifying Lessor’s security interest in the Furniture. Lessee shall not remove, obscure, deface or obliterate the inscription or permit any other person to do so. Lessee shall maintain the Furniture in good working order during the Lease Term, reasonable wear and tear excepted and shall not remove the Furniture from the Premises without Lessor’s prior written consent, which consent shall not be unreasonably withheld if Lessee proposes to store a portion of the Furniture in secure, offsite storage approved by Lessor, which approval shall not be unreasonably withheld, in order to accommodate Lessee’s subletting of the Premises. Notwithstanding anything herein to the contrary, Lessee shall have the right to lease the Furniture to subtenants of the Premises, in which event, though, any such subtenant’s possessory rights and, if applicable, purchase rights, in such Furniture shall be subordinate and subject to the security interest of Lessor created by this Section 3. Any such sublease shall contain an agreement on the part of such sublessee to execute any documents reasonable requested by Lessor to evidence such subordination, as well as an agreement by the sublessee to maintain the portion of the Furniture in its subleased premises in good working order, reasonable wear and tear excepted, and not to alter or remove such Furniture without the prior written consent of Lessor.

4. Full Force and Effect. Except as herein amended and supplemented, the Lease Documents shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment with duplicate counterparts as of the day and year first above written.

“Lessor”

MOFFETT PARK DRIVE LLC, a California limited liability company

By: GATEWAY LAND COMPANY, INC., a California corporation

By:	/s/ Jay Paul
Name:	Jay Paul
Title:	President

“Lessee”

ARIBA, INC., a Delaware corporation

By:	/s/ Michael Fancher
Name:	Michael Fancher
Title:	VP & Corporate Controller

[SCHEDULE 1–LIST OF FURNITURE]

EXHIBIT A

TRI-PARTY AGREEMENT

This Tri-Party Agreement is made and entered into as of                         , 2002, by and among MOFFETT PARK DRIVE LLC, a California limited liability company (“Borrower”), ARIBA, INC., a Delaware corporation (“Tenant”) and                                          (“Agent”).

RECITALS

A. On or about March 15, 2000, Borrower and Tenant entered into that certain “Technology Corners Triple Net Multiple Building Office Lease”, as amended by a First Amendment to Lease dated January 12, 2001 and a Second Amendment to Lease dated October     , 2002 (“Second Amendment”) (as the same is or may hereafter be amended from time to time, the “Lease”) whereby Tenant agreed to lease from Borrower, and Borrower agreed to Lease to Tenant, that certain real property located at 1111 Lockheed Martin Way, Sunnyvale, Santa Clara County, California more particularly described on Exhibit A hereto (the “Property”) together with any and all improvements now or hereafter located on the Property (collectively together with the Property, the “Premises”) on and subject to the terms and conditions set forth in the Lease.

B. Pursuant to Section 4.06 of the Lease, Tenant has caused Comerica Bank-California to issue its irrevocable standby letter of credit No. 558273 in favor of Borrower and for the account of Tenant in the stated amount of $25,740,000 (together with all and any replacement or renewal letters of credit, the “Security Deposit Letter of Credit”). Additionally, pursuant to Section 1 of the Second Amendment, Tenant has caused Comerica Bank-California to issue an irrevocable standby letter of credit in favor of Borrower and for the account of Tenant in the stated amount of $600,000 (together with all and any replacement or renewal letters of credit, the “Additional Security Deposit Letter of Credit” and, together with the Security Deposit Letter of Credit, the “Letters of Credit”).

C. On or about                         , 200    , Borrower, Agent, and others entered into a Loan Agreement whereby Agent agreed to make a $             loan (the “Loan”) to Borrower. The Loan Agreement, together with all other documents and instruments evidencing, securing or relating to the Loan are referred to herein as the “Loan Documents.”

D. Pursuant to the Loan Agreement, Borrower agreed to cause both of the Letters of Credit to either be reissued so as to name both Agent and Borrower as co-beneficiaries or to be transferred into the name of Agent.

E. Tenant is willing to cooperate with Borrower and Agent in the reissuance of the Letters of Credit so as to name both Agent and Borrower as co-beneficiaries so that Agent can draw on the Letters of Credit without the signature or action of Borrower, but only if Borrower and Agent enter into this Agreement.

Now, therefore, in consideration of the foregoing and the covenants and agreements contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

AGREEMENT

I.	Re-Issuance of Letters of Credit. Borrower and Tenant agree to cause the Security Deposit Letter of Credit to be reissued in the form attached hereto as Exhibit B and to cause the Additional Security Deposit Letter of Credit to be reissued in the form attached hereto as Exhibit C.

II.	Agreements of Agent. Agent agrees, for itself and for all of the other lenders who now or hereafter may hold an interest in the Loan, that:

A. As between Agent and Tenant and between Borrower and Tenant, the provisions of Section 4.06 of the Lease shall govern and control (i) any and all drawings under the Security Deposit Letter of Credit, (ii) the use and application of the proceeds of any and all drawings on the Security Deposit Letter of Credit, and (iii), if applicable, the return of the Security Deposit Letter of Credit and/or any proceeds of any and all drawings thereon;

B. Agent shall only be entitled to draw on the Security Deposit Letter of Credit if and to the extent Borrower is entitled to draw on the Security Deposit Letter of Credit pursuant to the provisions of Section 4.06 of the Lease;

C. As between Agent and Tenant and between Borrower and Tenant, the provisions of Section 4.06 of the Lease shall govern and control (i) any and all drawings under the Additional Security Deposit Letter of Credit, (ii) the use and application of the proceeds of any and all drawings on the Additional Security Deposit Letter of Credit, and (iii), if applicable, the return of the Additional Security Deposit Letter of Credit and/or any proceeds of any and all drawings thereon;

D. Agent shall only be entitled to draw on the Additional Security Deposit Letter of Credit if and to the extent Borrower is entitled to draw on the Additional Security Deposit Letter of Credit pursuant to the provisions of Section 4.06 of the Ariba Lease.

The foregoing notwithstanding, as between Agent and Borrower, the provisions of the Loan Documents shall govern and control which of Borrower or Agent shall have the right to make drawings on the Letter of Credit, whether the proceeds of any drawing under the Letters of Credit shall be paid to Borrower or retained by Agent (for the benefit of the lenders under the Loan Documents), the order of application of the proceeds of any drawing under the Letters of Credit against the obligations of Borrower under the Loan Documents and any similar or related matters.

III.	General Provisions.

A. This Agreement, its construction, interpretation, and enforcement, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of California without giving effect to its conflict of laws principles.

B. This Agreement constitutes the entire understanding among the parties hereto with respect to the matters contemplated herein, and this Agreement cannot be amended, modified or discharged in any way except by written instrument signed by the parties hereto

C. Any provision of this Agreement which is prohibited, invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, invalidity, illegality or unenforceability without invalidating, affecting or impairing the validity, legality or enforceability of the remaining provisions hereof, and any such prohibition, invalidity, illegality or unenforceability in any such jurisdiction shall not invalidate, affect or impair the validity, legality or enforceability of such provision in any other jurisdiction.

D. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Without limiting the generality of the foregoing, any successor to Agent under the Loan Documents or any other person or entity to whom Agent transfers its interest in either or both of the Letters of Credit (whether through assignment, reissuance of said Letter(s) of Credit or otherwise) who is not the Landlord under the Lease shall acknowledge and agree in writing, for the benefit of Tenant, that it is and shall be bound by the terms and provisions of this Agreement, a copy of which written agreement shall be provided to Tenant.

E. If any party to this Agreement shall bring any action or proceeding for any relief against the other, declaratory or otherwise, arising out of this Agreement, the losing party shall pay to the prevailing party reasonable attorney’s fees and costs incurred in bringing or defending such action or proceeding and/or enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action or proceeding and shall be paid whether or not such action or proceeding is prosecuted to final judgment. Any judgment or order entered in such action or proceeding shall contain a specific provision providing for the recovery of attorney’s fees and costs, separate from the judgment, incurred in enforcing such judgment.

F. Neither the Lease nor any of the Loan Documents are modified by this Agreement.

G. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and same instrument.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

“AGENT”	“TENANT”

,	ARIBA, INC.,
a Delaware corporation

By:	By:
Its:	Its:

“LANDLORD”

MOFFETT PARK DRIVE LLC,
a California limited liability company

By:	Gateway Land Company, Inc., a California corporation, Member and Manager

By:
Jay Paul Its President

By:
Jay Paul, Member

Order No. 517852

Page No. 7

LEGAL DESCRIPTION

REAL PROPERTY in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Commencing at the point of intersection of the Westerly line of that certain parcel of land conveyed to Lockheed Aircraft Corporation, by Deed recorded February 1, 1956 in Book 3403, at page 27. Official Records of Santa Clara County, with the Northerly line of the existing State Highway in Santa Clara County, Road IV-SC1-68-B (Bayshore Highway); thence along said Westerly line, North 15° 22’ 44” East 811.7 feet to the true point of beginning of the parcel to be described; thence from said true point of beginning, leaving said line and going along the line of lands to be acquired by the Division of Highways, South 5° 45’ 46” West 230.86 feet; thence along a curve to the left with a radius of 284.00 feet, through a central angle of 1° 16’ 18”, an arc distance of 55.87 feet to a point of compound curvature; thence along the arc of a curve to the left with a radius of 41.00 feet, through a central angle of 63° 58’ 31”, an arc distance of 45.78 feet; thence South 69° 29’ 03” East 185.61 feet; thence on the arc of a curve to the left with a radius of 410.00 feet (the tangent to said curve at the point of beginning bears South 80° 59’ 31” East), through a central angle of 20° 55’ 04”, an arc distance of 149.68 feet; thence North 78° 05’ 25” East 269.53 feet; thence on the arc of a curve to the left with a radius of 1924.00 feet, through a central angle of 5° 24’ 34”, an arc distance of 181.65 feet; thence North 72° 40’ 51” East 601.58 feet; thence on the arc of a curve to the left with a radius of 960.00 feet, through a central angle of 6° 52’ 02”, an arc distance of 115.06 feet; thence continuing along said line to be conveyed to the Division of Highways, North 65° 48’ 49” East 146.38 feet to a point in the Easterly line of said parcel, said point bears North 14° 52’ 20” East 359.40 feet from the center line of the existing State Highway in Santa Clara County, Road 4-SC1-113-A; thence along said Easterly line of said parcel, North 14° 52’ 20” East 454.56 feet to the Southeasterly comer of that certain 82.703 acre tract shown on Record of Survey of a portion of Lot 5A of the Murphy Partition of the Rancho Pastoria De Las Borregas, filed for record February 7, 1957 in Book 78 of Maps, at page 32, Santa Clara County Records; thence along the Southwesterly line of said 82.703 acre parcel, North 75° 07’ 40” West (called North 75° 08’ West on said Record of Survey), 1520.01 feet to the Westerly line of that certain tract of land hereinabove referred to, a description of which was recorded in Book 3403, at page 27, Official Records of Santa Clara County; thence along the Westerly line of said tract, South 15° 22’ 44” West 860.31 feet to the true point of beginning.

EXCEPTING THEREFROM that portion thereof described in the deed to the United States of America, recorded September 18, 1968 in Book 8265, page 381, Official Records, and more particularly described as follows:

Beginning at the intersection of the Northerly line of the lands conveyed to the State of California and recorded in Book 4035 of Official Records, at page 591, in the Office of the County Recorder of the County of Santa Clara, State of California with the Easterly line of Lot 5A of the “Partition of that part of the Rancho Pastoria De Las Borregas patented to Martin Murphy, Jr.” and recorded in volume G of Maps, at pages 74 and 75 in the Office of the County Recorder, County of Santa Clara, State of California; thence along the Northerly line of the lands conveyed to the State of California, South 65° 49’ 50” West 147.52 feet; thence along the arc of a tangent curve to the right, having a radius of 960.00 feet, through a central angle of 6° 52’ 02”, a distance of 115.06 feet; thence South 72° 41’ 52” West 133.33 feet; thence leaving said Northerly line, North 14° 52’ 20” East 636.00 feet; thence South 75° 07’ 40” East 320.92 feet to a point on the Easterly line of the above mentioned Lot 5A; thence along said Easterly line of Lot 5A, South 14° 52’ 20” West 455.22 feet to the point of beginning.

(LEGAL DESCRIPTION CONTINUED NEXT PAGE)

EXHIBIT     A

Order No. 517852

Page No. 8

LEGAL DESCRIPTION: (Continued)

ALSO EXCEPTING THEREFROM that portion thereof described as “PARCEL 2101-A” in the deed to the Santa Clara County Transit District recorded September 26,1997, Document No. 13874485, Official Records, and more particularly described as follows:

Beginning at the Southerly terminus of the Easterly line of that certain 27.755 acre parcel as said parcel is shown on that certain Record of Survey filed in Book 263 of Maps, page 10, Records of Santa Clara County, California; thence Northerly along said Easterly line of said 27.755 acre parcel, the following two (2) described courses: 1) North 15° 45’ 47” East 0.73 feet to the true point of beginning of this description; 2) continuing North 15° 45’ 47” East 45.67 feet to the beginning of a nontangent curve concave Northerly with a radius of 2739.00 feet; thence leaving said Easterly line of said 27.755 acre parcel from a tangent bearing of South 74° 51’ 31” West along said curve (with a radius of 2739.00 feet) through a central angle of 12° 37’ 47” and an arc length of 603.76 feet to the beginning of a compound curve concave Northerly with a radius of 3655.70 feet; thence Westerly along the last said curve (with a radius of 3655.70 feet) through a central angle of 1° 33’ 45” and an arc length of 99.70 feet; thence South 89° 03’ 03” West 552.58 feet to the Westerly line of said 27.755 acre parcel and to Point “A”; thence Southerly along said Westerly line of said 27.755 acre parcel, the following two (2) described courses: 1) South 6° 41’ 08” West 10.31 feet to the beginning of a curve concave Easterly with a radius of 284.00 feet) 2) Southerly along the last said curve (with a radius of 284.00 feet) through a central angle of 5° 49’ 42” and an arc length of 28.89 feet; thence leaving said Westerly fine of said 27.755 acre parcel North 89° 03’ 03” East 597.76 feet to the beginning of a curve concave Northerly with a radius of 2647.00 feet); thence Easterly along the last said curve (with a radius of 2647.00 feet) through a central angle of 14° 02’ 05” and an arc length of 648.39 feet to the true point of beginning.

ALSO EXCEPTING THEREFROM that portion thereof described in the deed to The City of Sunnyvale recorded December 23, 1998, Document No. 14567148, Official Records and more particularly described as follows:

Beginning at the most Southeasterly comer of said 27.755 acre parcel of land, as said parcel is shown on that certain Record of Survey filed in Book 263 of Maps, page 10, Records of Santa Clara County, California, said comer also being on the Northerly right-of-way line of the lands described in the Deed to the State of California, recorded on March 21,1958 in Book 4035 of Official Records, page 591, Records of Santa Clara County; thence along the Southerly line of said 27.755 acre parcel of land, and along said Northerly right-of-way line, the following seven (7) courses: 1) South 72° 40’ 51” West 467.92 feet to the beginning of a curve to the right having a radius of 1924.00 feet; 2) along said curve through a central angle of 05° 24’ 34” for an arc length of 181.65 feet; 3) South 78° 05’ 25” West 269.53 feet to the beginning of a curve to the right having a radius of 410.00 feet; 4) along said curve through a central angle of 20° 55’ 04” for an arc length of 149.68 feet; 5) North 69° 29’ 03” West 185.61 feet to the beginning of a curve to the right having a radius of 41.00 feet; 6) along said curve through a central angle of 63° 58’ 31” for an arc length of 45.78 feet to the beginning of a curve to the right having a radius of 284.00 feet; 7) along said curve through a central angle of 05° 27’ 01” for an arc length of 27.02 feet; thence leaving last said lines along the Southerly proposed acquisition line for the area designated as 2101-A, as shown on the Santa Clara County Transportation Agency Tasman Corridor Project Appraisal Map, dated March 22, 1996, the following two (2) courses: 1) North 88° 09’ 49” East 597.97 feet to the beginning of a curve to the left, having a radius of 2647.00 feet; 2) along said curve, through a central angle of 14° 02’ 05” for an arc length of 648.39 feet to a point on the Easterly line of said 27.755 acre parcel of land; thence along said Easterly line South 14° 52’ 20” West 0.72 feet to the point of beginning of this description.

(LEGAL DESCRIPTION CONTINUED NEXT PAGE)

Order No. 517852

Page No. 9

LEGAL DESCRIPTION: (Continued)

PARCEL TWO:

All that certain real property, being a portion of that certain Relinquishment from the State of California to the City of Sunnyvale (Request 40500) recorded as Segment 1 in Document 14249920 in the Official Records of Santa Clara County, California, and being more particularly described as follows:

Beginning at the most Northerly point of Parcel 1, as said Parcel 1 is described in that certain Relinquishment No. 22171 as said Relinquishment is recorded in Book 6174, pages 121-125, Official Records of Santa Clara County, California, said point being on the Westerly line of said Segment 1 of said Relinquishment to the City of Sunnyvale; thence Southerly along the generally Easterly line of said Parcel 1 (generally Westerly line of said Segment 1) the following seven (7) courses: 1) South 16° 16’ 06” West 106.20 feet; 2) North 73° 43’ 54” West 18.26 feet to the beginning of a nontangent curve concave Southerly with a radius of 19.00 feet; 3) from a tangent bearing of North 63° 58’ 29” West along said curve (with a radius of 19.00 feet) through a central angle of 67° 23’ 17” and an arc length of 22.35 feet to the beginning of a compound curve concave Southeasterly with a radius of 74.00 feet; 4) Southwesterly along the last said curve (with a radius of 74.00 feet) through a central angle of 50° 48’ 34” and an arc length of 65.62 feet; 5) South 2° 10’ 20” East 150.75 feet to the beginning of a curve concave Westerly with a radius of 118.00 feet; 6) Southerly along the last said curve (with a radius of 118.00 feet) through a central angle of 18° 26’ 26” and an arc length of 37.98 feet; 7) South 16° 16’ 06” West 316.73 feet; thence leaving said generally Easterly line of Parcel 1 (generally Westerly line of Segment 1) North 89° 03’ 03” East 74.12 feet to the Westerly line of that certain 27.755 acre parcel of land shown on that certain Record of Survey filed in Book 263 of Maps, page 10, Records of Santa Clara County and to the Easterly line of said Segment 1 of said Relinquishment to the City of Sunnyvale; thence Northerly along said Westerly line of said 27.755 acre parcel (Easterly line of Segment 1) the following two (2) described courses: 1) North 6° 41’ 08” East 133.77 feet; 2) North 16° 16’ 11” East 683.38 feet; thence leaving said Westerly line of said 27.755 acre parcel (Easterly line of Segment 1) Westerly along the Northerly line of said Segment 1, North 73° 43’ 49” West 40.00 feet to said generally Westerly line of Segment 1; thence Southerly along said generally Westerly line of Segment 1 South 22° 16’ 03” West 163.27 feet to the point of beginning.

PARCEL THREE:

All of that certain property being a portion of the Lands of the Santa Clara Valley Transportation Authority, being more particularly described as follows:

Beginning at the most Northerly point of Parcel 1, as said Parcel 1 is described in that certain Relinquishment No. 22171 as said Relinquishment is recorded in Book 6174, pages 121-125, Official Records of Santa Clara County, California, thence Southerly along the generally Easterly line of said Parcel 1 the following seven (7) described courses: 1) South 16° 16’ 06” West 106.20 feet; 2) North 73° 43’ 54” West 18.26 feet to the beginning of a nontangent curve concave Southerly with a radius of 19.00 feet; 3) from a tangent bearing of North 63° 58’ 29” West along said curve (with a radius of 19.00 feet) through a central angle of 67° 23’ 17” and an arc length of 22.35 feet to the beginning of a compound curve concave Southeasterly with a radius of 74.00 feet; 4) Southwesterly along the last said curve (with a radius of 74.00 feet) through a central angle of 50° 48’ 34” and an arc length of 65.62 feet; 5) South 2° 10’ 20” East 150.75 feet to the beginning of a curve concave Westerly with a radius of 118.00 feet; 6) Southerly along the last said curve (with a radius of 118.00 feet) through a central angle of 18° 26’ 26” and an arc length of 37.98 feet; 7) South 16° 16’ 06” West 378.41 feet; thence leaving said generally Easterly line of Parcel 1 South. 89° 03’ 03” West 48.38 feet to the

(LEGAL DESCRIPTION CONTINUED NEXT PAGE)

Order No. 517852

Page No. 10

LEGAL DESCRIPTION: (Continued)

beginning of a nontangent curve concave Westerly with a radius of 92.00 feet and to the generally Northerly (and Westerly) line of said Parcel 1; thence Northerly along said generally Northerly (and Westerly) line of Parcel 1, the following six (6) described courses: 1) from a tangent bearing of North 20° 11’ 22” East along the last said curve (with a radius of 92.00 feet) through a central angle of 3° 55’ 16” and an arc length of 6.30 feet; 2) North 16° 16’ 06” East 384.44 feet to the beginning of a curve concave Westerly with a radius of 72.00 feet; 3) Northerly along the last said curve (with a radius of 72.00 feet) through a central angle of 18° 26’ 26” and an arc length of 23.17 feet; 4) North 2° 10’ 20” West 185.66 feet to the beginning of a curve concave Southeasterly with a radius of 90.00 feet; 5) Northeasterly along the last said curve (with a radius of 90.00 feet) through a central angle of 93° 51’ 33” and an arc length of 147.43 feet to the beginning of a reverse curve concave Northwesterly with a radius of 50.00 feet; 6) Northeasterly along the last said curve (with a radius of 50.00 feet) through a central angle of 69° 58’ 05” and an arc length of 61.06 feet to the point of beginning.

PARCEL FOUR:

A non-exclusive easement 30 feet in width for the purpose of ingress and egress and utilities, as reserved in the Deed to the United States of America, recorded September 18, 1968 in Book 8265 of Official Records, page 381, more particularly described as follows:

Commencing at the beginning of the Parcel Two described in said Deed; thence along the Northerly line of the lands conveyed to the State of California. South 65° 49’ 50” West 147.52 feet; thence along the arc of a tangent curve to the right, having a radius of 960.00 feet, through a central angle of 6° 52’ 02”, a distance of 115.06 feet; thence South 72° 41’ 52” West 97.89 feet to the true point of beginning of the reservation; thence from said true point of beginning of the reservation, South 72° 41’ 52” West 35.44 feet; thence leaving said Northerly line, North 14° 52’ 20” East 686.09 feet; thence South 75° 07’ 40” East 30.00 feet; thence South 14° 52’ 20” West 667.22 feet to the true point of beginning of the reservation.

PARCEL FIVE:

Storm drain easements with the right of encroachment and access for operation, maintenance and related functions, as reserved in the Deed to the United States of America recorded September 18, 1968 in Book 8265 of Official Records, page 381, more particularly described as follows:

Storm Drain Easement No. 1

Commencing at the beginning of Parcel Two described in said Deed; thence along the Northerly line of the lands conveyed to the State of California, South 63° 49’ 50” West 147.52 feet; thence along the arc of a tangent curve to the right having a radius of 960.00 feet, through a central angle of 6° 52’ 02”, a distance of 115.06 feet; thence South 72° 41’ 52” West 133.33 feet; thence leaving said Northerly line, North 14° 52’ 20” East 78.00 feet to the centerline of the 10-ft. wide storm drain easement which is the true point of beginning of the reservation of Storm Drain Easement No. 1; thence from true point of beginning of the reservation of Storm Drain Easement No. 1, South 62° 30’ 00” East 50 feet, more or less, along the centerline of the 10-ft. wide easement to the 45-ft. wide drainage easement conveyed to the Santa Clara County Flood Control and Water Conservation District and recorded in Book 4562 of Official Records, at page 11, in the Office of the County Recorder of the County of Santa Clara, State of California.

(LEGAL DESCRIPTION CONTINUED NEXT PAGE)

Order No. 517852

Page No. 11

LEGAL DESCRIPTION: (Continued)

Storm Drain Easement No. 2

Commencing at the beginning of Parcel Two described in said Deed; thence along he Northerly line of the lands conveyed to the State of California, South 65° 48’ 50” West 147.52 feet; thence along the arc of a tangent curve to the right, having a radius of 960.00 feet, through a central angle of 6° 52’ 02”, a distance of 115.06 feet; thence South 72° 41’ 52” West 133.33 feet; thence leaving said Northerly line, North 14° 52’ 20” East 686.09 feet; thence South 75° 07’ 40” East 40.00 feet to the true point of beginning of the reservation of Storm Drain Easement No. 2; thence from said true point of beginning of the reservation of Storm Drain Easement No. 2, South 14° 52’ 20” West 35.00 feet; thence North 75° 07’ 40” West 40.00 feet; thence North 14° 52’ 20” East 15.00 feet; thence South 75° 07’ 40” East 30.00 feet; thence North 14° 52’ 20” East 20.00 feet; thence South 75° 07’ 40” East 10.00 feet to the true point of beginning of the reservation of Storm Drain Easement No. 2.

PARCEL SIX:

Easements described in and according to the terms and provisions set forth in the DECLARATION OF COVENANTS, CONDITIONS, AND RESTRICTIONS, AND RECIPROCAL EASEMENTS (BAYSHORE/JAGELS/MANILA PARCELS) by Lockheed Martin Corporation recorded November 9,1999 as Instrument No. 15053464, Official Records.

APN: 110-02-067

ARB: 110-1-24; 110-2-x61. 64

****

TELEX NO: 3774155 CMACAL	COMERICA BANK-CALIFORNIA
FAX NO: (408) 556-5216	INTERNATIONAL BANKING DEPARTMENT
SWIFT: MNBDUS6S	333 W. SANTA CLARA ST., 2ND FLOOR
SAN JOSE, CA 95113

DATE OF ISSUE:

CO-BENEFICIARY:	APPLICANT:

MOFFETT PARK DRIVE, LLC	ARIBA, INC.
A CALIFORNIA LIMITED LIABILITY	ATTN: TREASURY DEPT.
COMPANY, 353 SACRAMENTO ST.,	807 11TH AVENUE
SUITE 1740	SUNNYVALE, CA 94089
SAN FRANCISCO, CA 94111

CO-BENEFICIARY:

WE HEREBY OPEN OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.              IN YOUR INDIVIDUAL FAVOR, FOR ACCOUNT OF ARIBA, INC., ATTN: TREASURY DEPT., 807 11TH AVENUE, SUNNYVALE, CA 94089 FOR A SUM NOT EXCEEDING USD $25,740,000 (TWENTY-FIVE MILLION SEVEN HUNDRED FORTY THOUSAND AND 00/100’S U.S. DOLLARS) AVAILABLE BY YOUR DRAFT(S) AT SIGHT IN THE FORM OF ANNEX A ATTACHED HERETO, DRAWN ON COMERICA BANK-CALIFORNIA, 333 W. SANTA CLARA STREET, SECOND FLOOR, SAN JOSE, CALIFORNIA 95113, WHEN ACCOMPANIED BY A DATED STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER OF EITHER CO-BENEFICIARY STATING:

“THE UNDERSIGNED HEREBY CERTIFIES THAT ARIBA, INC. DEFAULTED WITH RESPECT TO A PROVISION OF THE LEASE BETWEEN ARIBA, INC., AS TENANT, AND MOFFETT PARK DRIVE, LLC, AS LANDLORD, FOR PROPERTY LOCATED IN THE CITY OF SUNNYVALE, CALIFORNIA, AND THE AMOUNT BEING DRAWN UNDER COMERICA BANK LETTER OF CREDIT NO.              REPRESENTS FUNDS WHICH ARE ENTITLED TO BE DRAWN IN ACCORDANCE WITH THE TERMS OF THE LEASE.”

WE HEREBY CERTIFY THAT WE WILL NOT INQUIRE AS TO THE ACCURACY OF SUCH STATEMENT NOR WILL WE CONSIDER ANY DISPUTES BY THE APPLICANT REGARDING THE CONTENTS OF SUCH STATEMENT. WE UNDERSTAND THAT KEYBANK NATIONAL ASSOCIATION WILL RETAIN THE ORIGINAL LETTER OF CREDIT. AMENDMENTS TO THIS LETTER OF CREDIT REQUIRING BENEFICIARY APPROVAL WILL REQUIRE APPROVAL OF ALL BENEFICIARIES. EITHER OF THE ABOVE NAMED BENEFICIARIES MAY DRAW INDIVIDUALLY UNDER THIS LETTER OF CREDIT. ANY DRAWING UNDER THIS LETTER OF CREDIT BY ANY BENEFICIARY WILL REDUCE THE AMOUNT AVAILABLE HEREUNDER TO ALL BENEFICIARIES.

EACH BENEFICIARY MAY TRANSFER THE INTEREST(S) OF EITHER OR BOTH BENEFICIARIES IN THIS LETTER OF CREDIT IN FAVOR OF ANY NOMINATED TRANSFEREE(S) PROVIDED THAT IN EACH CASE SUCH TRANSFER WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAWS AND REGULATIONS.

AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH A COMPLETED LETTER OF CREDIT TRANSFER FORM IN THE FORM ATTACHED HERETO AS ANNEX “B” OR “C” WHICH FORMS AN INTEGRAL PART OF THIS LETTER OF CREDIT, THE PAYMENT OF OUR TRANSFER FEE, AND A DATED STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE TRANSFEREE STATING:

EXHIBIT     B

“THE UNDERSIGNED HEREBY CERTIFIES THAT [NAME OF TRANSFEREE] IS SUBJECT TO AND BOUND BY THE TERMS OF THAT CERTAIN TRI-PARTY AGREEMENT DATED FEBRUARY 14, 2001 BETWEEN ARIBA, INC., KEYBANK NATIONAL ASSOCIATION AND MOFFETT PARK DRIVE, LLC, AS SUCH AGREEMENT RELATES TO COMERICA BANK LETTER OF CREDIT                     .”

WE HEREBY CERTIFY THAT WE WILL NOT INQUIRE AS TO THE ACCURACY OF SUCH STATEMENT NOR WILL WE CONSIDER ANY DISPUTES BY THE APPLICANT REGARDING THE CONTENTS OF SUCH STATEMENT. COSTS AND EXPENSES OF SUCH TRANSFER SHALL BE PAID BY THE CO-BENEFICIARY EFFECTING THE TRANSFER. UPON THE EFFECTIVE DATE OF SUCH TRANSFER, THE TRANSFEREE SHALL BECOME A BENEFICIARY.

PARTIAL DRAWINGS ARE PERMITTED.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR SUCCESSIVE ONE YEAR PERIODS FROM THE CURRENT EXPIRATION DATE HEREOF OF APRIL 3, 2002, OR ANY FUTURE EXPIRATION DATE BUT NOT BEYOND APRIL 3, 2013, UNLESS AT LEAST (45) FORTY-FIVE DAYS PRIOR TO ANY EXPIRATION DATE WE NOTIFY EACH BENEFICIARY BY OVERNIGHT COURIER SERVICE TO THE ADDRESS(ES) SET FORTH ABOVE THAT WE ELECT NOT TO CONSIDER THIS LETTER OF CREDIT RENEWED FOR ANY SUCH ADDITIONAL PERIOD. THIS LETTER OF CREDIT WILL NOT BE AUTOMATICALLY RENEWED BEYOND APRIL 3, 2013.

ALL DRAFTS DRAWN UNDER THIS CREDIT MUST BE MARKED “DRAWN UNDER COMERICA BANK LETTER OF CREDIT NO.                    ”.

THIS ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS THERETO MUST BE SUBMITTED TO US TOGETHER WITH ANY DRAWINGS HEREUNDER FOR OUR ENDORSEMENT OF ANY PAYMENTS MADE HEREUNDER, FOR TRANSFER AND/OR FOR CANCELLATION.

WE ENGAGE WITH YOU THAT EACH DRAFT DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED ON DELIVERY OF THE DOCUMENTS AS SPECIFIED IF PRESENTED AT THIS OFFICE AT THE ADDRESS ABOVE OR ANY SUCCESSOR ADDRESS ON OR BEFORE APRIL 3, 2002 OR ANY AUTOMATICALLY EXTENDED DATE.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE, 1993 REVISION, PUBLICATION 500.

YOURS VERY TRULY: COMERICA BANK-CALIFORNIA

BY:

ITS:

ANNEX A TO COMERICA BANK CALIFORNIA LETTER OF CREDIT NO.

DRAFT No.

S 19

City State Date

Pay to the

Order of

Dollars

To }

TRANSFER FORM ANNEX “B”

WHICH FORMS AN INTEGRAL PART TO COMERICA BANK STANDBY LETTER OF CREDIT NO.                        .

TO:	COMERICA BANK

DATE:

FOR VALUE RECEIVED, THE UNDERSIGNED CO-BENEFICIARY HEREBY IRREVOCABLY TRANSFERS ALL RIGHTS AS CO-BENEFICIARY UNDER THE ABOVE MENTIONED LETTER OF CREDIT TO:

(NAME OF TRANSFEREE)

(ADDRESS OF TRANSFEREE)

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED CO-BENEFICIARY IN COMERICA BANK’S LETTER OF CREDIT NO.                         ARE TRANSFERRED IN ITS ENTIRETY TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SAME RIGHTS AS CO-BENEFICIARY THEREOF, INCLUDING CO-BENEFICIARY’S RIGHTS RELATING TO ANY AMENDMENTS, WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE CO-BENEFICIARY WHO IS RETAINING THE ORIGINAL LETTER OF CREDIT WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED CO-BENEFICIARY.

THE ORIGINAL LETTER OF CREDIT NO.                         PLUS ALL ORIGINAL AMENDMENTS, IF ANY, AND THE TRANSFEREE’S DATED AND SIGNED STATEMENT, AS REQUIRED UNDER THE LETTER OF CREDIT, ARE ENCLOSED HERETO AND WE ASK YOU TO ENTER THE TRANSFER ON THE REVERSE SIDE OF THE ORIGINAL LETTER OF CREDIT.

OUR CHECK IN THE AMOUNT OF $             COVERING THE TRANSFER FEE IS ENCLOSED HERETO AND WE AGREE TO PAY YOU ON DEMAND ANY EXPENSES WHICH MAY BE INCURRED BY YOU IN CONNECTION WITH THIS TRANSFER.

VERY TRULY YOURS,

CO-BENEFICIARY’S NAME
SIGNATURE AUTHENTICATED

By:	(NAME OF BANK)

(AUTHORIZED SIGNATURE)

TRANSFER FORM ANNEX “C”

WHICH FORMS AN INTEGRAL PART TO COMERICA BANK STANDBY LETTER OF CREDIT NO.                        .

TO:	COMERICA BANK

DATE:

FOR VALUE RECEIVED, THE UNDERSIGNED CO-BENEFICIARY HEREBY IRREVOCABLY TRANSFERS ALL RIGHTS OF ALL CO-BENEFICIARIES UNDER THE ABOVE MENTIONED LETTER OF CREDIT TO:

(NAME OF TRANSFEREE)

(ADDRESS OF TRANSFEREE)

BY THIS TRANSFER, ALL RIGHTS OF ALL CO-BENEFICIARIES IN COMERICA BANK’S LETTER OF CREDIT NO.                         ARE TRANSFERRED IN ITS ENTIRETY TO THE TRANSFEREE AND THE TRANSFEREE SHALL BECOME THE SOLE BENEFICIARY AND SHALL HAVE THE SAME RIGHTS AS SOLE BENEFICIARY THEREOF, INCLUDING SOLE BENEFICIARY’S RIGHTS RELATING TO ANY AMENDMENTS, WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED OR ANY OTHER PREVIOUS CO-BENEFICIARY

THE ORIGINAL LETTER OF CREDIT NO.                         PLUS ALL ORIGINAL AMENDMENTS, IF ANY AND THE TRANSFEREE’S DATED AND SIGNED STATEMENT, AS REQUIRED UNDER THE LETTER OF CREDIT, ARE ENCLOSED HERETO.

OUR CHECK IN THE AMOUNT OF $             COVERING THE TRANSFER FEE IS ENCLOSED HERETO AND WE ASK YOU TO FORWARD A NEW, TRANSFERRED, LETTER OF CREDIT TOGETHER WITH THE AMENDMENTS, IF ANY, DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

WE AGREE TO PAY YOU ON DEMAND ANY EXPENSES WHICH MAY BE INCURRED BY YOU IN CONNECTION WITH THIS TRANSFER.

BY THIS TRANSFER AND IN ACCORDANCE WITH THE TERMS OF LETTER OF CREDIT NO.            , ALL PREVIOUS CO-BENEFICIARIES HAVE GIVEN UP ALL RIGHTS AS BENEFICIARIES UNDER SUCH LETTER OF CREDIT

VERY TRULY YOURS,

CO-BENEFICIARY’S NAME
SIGNATURE AUTHENTICATED

By:	(NAME OF BANK)

(AUTHORIZED SIGNATURE)

Exhibit C shall be a letter of credit in the amount of $600,000 which is otherwise substantially similar in form to Exhibit B to the Second Amendment to Lease.

EXHIBIT     C